                                                                   EXHIBIT 10.41

THIS INSTRUMENT PREPARED BY
AND RETURN TO:
Anne B. Mathes, Attorney
Baker, Donelson, Bearman & Caldwell
165 Madison Avenue
Memphis, Tennessee

                            TENNESSEE DEED OF TRUST
                            -----------------------
           WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES
           ----------------------------------------------------------
                             (WITH FIXTURE FILING)


     THIS INDENTURE is made and entered into on this 23rd day of January, 1998, by and among MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a corporation organized and existing under the laws of the State of Tennessee whose address is 5500 Taylor Forge Drive, Millington, Tennessee 38053, party of the first part (hereinafter called "Grantor"), DAVID G. WILLIAMS and THOMAS F. BAKER, IV, as TRUSTEES, both of whom are residents of Shelby County, Tennessee, parties of the second part (hereinafter called "Trustees"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division, party of the third part (hereinafter called "Bank"). This instrument covers property which is or may become so affixed to real property as to become fixtures and also constitutes a fixture filing under (S) 47-9-402 of Tennessee Code Annotated. NOTICE PURSUANT TO (S) 47-28-104 OF TENNESSEE CODE ANNOTATED:
This Deed of Trust secures future advances which are "obligatory advances" as defined in the aforesaid statute. This Deed of Trust is for "commercial purposes" as defined in said statute.

     FOR AND IN CONSIDERATION OF FIVE DOLLARS ($5.00) cash in hand paid by the Trustees to the Grantor, and the debt and trusts hereinafter mentioned, the said Grantor has bargained and sold, and does hereby bargain, sell, convey and confirm unto the said Trustees the real estate [said real property together with the Improvements (hereinafter defined) being herein called the "Mortgaged Property"] situated and being in Shelby County, Tennessee, more particularly described in EXHIBIT "A," attached hereto and made a part hereof as fully and particularly as if set out herein verbatim, together with:

     (A) All the improvements now on or which may be hereafter placed on said land during the existence of this lien; and

     (B) All the income, rents, issues and profits arising therefrom and for the use thereof; and

     (C) All materials, equipment, furnishings or other property whatsoever installed or to be installed and used in and about the building or buildings on said land, including, but not being limited to, all heating, plumbing, lighting, water-heating, cooking, refrigerating, incinerating, ventilating and air conditioning equipment, storm doors and windows, shades, rugs, carpeting, awnings, blinds, drapes, and linoleums, and property of like nature, all of which property and things are hereby declared to be permanent accessions to the freehold and part of the realty conveyed herein as security for the Obligations (hereinafter defined) [the property described in the foregoing clause (A) and this clause (C) being sometimes herein called the "Improvements"]; and

     (D) All leasehold estate, right, title and interest of Grantor in and to all leases and subleases covering the Mortgaged Property or any portion thereof now or hereafter existing or entered into, subject to the provisions of Section
2.15 hereof, including, without limitation, all cash or security deposits, advance rentals, guarantees and deposits of similar nature;

     TO HAVE AND TO HOLD, the aforedescribed Mortgaged Property, together with all the hereditaments and appurtenances thereunto belonging or in anywise appertaining unto the said Trustees, their successors in trust and assigns, in fee simple forever; and the said Grantor does hereby covenant with the said Trustees, their successors in trust and assigns, that Grantor is lawfully seized in fee of the estate described in EXHIBIT "A," hereto attached, that Grantor has a good right to sell and convey the same; that the same is unencumbered; and that the title and quiet possession thereto Grantor will and Grantor's successors shall warrant and forever defend against the lawful claims of all persons.

     BUT THIS IS A TRUST DEED, and is made for the following uses and purposes, and none other; that is to say: Borrower (as hereinafter defined) is justly indebted to Bank or the holder of the indebtedness hereinafter mentioned (said Bank or such holder being hereinafter sometimes called the "Beneficiary"), in the principal sum of TWO MILLION FIVE HUNDRED ONE THOUSAND EIGHT HUNDRED TWENTY-FIVE DOLLARS ($ 2,501,825.00), arising under that certain Reimbursement Agreement dated as of January 1, 1998 between Gateway International Motorsports Corporation as Account Party ("Borrower") and the Bank as issuer of its Irrevocable Letter of Credit No. S983013 (the "Letter of Credit") in the amount of $2,501,825.00 (the "Stated Amount").

     AS FURTHER SECURITY, Grantor hereby pledges, assigns and grants to Beneficiary a continuing security interest in the property (the "Personal Property") described in EXHIBIT "B," attached hereto and incorporated herein by reference [the property described in subparagraph (a) of EXHIBIT "B" being sometimes herein called the "Tangible Personal Property."]

     Grantor desires to secure and make certain the payment of the indebtednesses incurred by Borrower under the Reimbursement Agreement, and any and all renewals, modifications and extensions thereof, in whole or in part and also the payment and performance of the other Obligations, as hereinafter defined.

     NOW, THEREFORE, so long as any part of the Obligations shall remain unpaid or unperformed, Grantor covenants, agrees, represents and warrants as follows:

                                   ARTICLE I

                              OBLIGATIONS DEFINED

     The following obligations of the Grantor and Borrower are hereinafter collectively called the "Obligations":

     1.1 Reimbursement Agreement.  (a)  Payment of the indebtedness (and
         -----------------------
interest thereon) incurred by Borrower arising under the Reimbursement Agreement in connection with the Letter of Credit, and any and all amendments and modifications thereof, in whole or in part, including all FUTURE ADVANCES pursuant to the Reimbursement Agreement and the Letter of Credit which constitute a binding obligation on the part of the Bank to make loans and advances on behalf of the Borrower in amounts not to exceed the aggregate principal amount of Two Million Five Hundred One Thousand Eight Hundred Twenty-Five Dollars ($2,501,825.00); and (b) performance of all other obligations of Borrower under the Reimbursement Agreement;

     1.2  Deed of Trust.  Payment of all sums advanced by Beneficiary to or for
          -------------
the benefit of Grantor contemplated hereby and performance of all obligations and covenants herein contained, including, without limitation, any amounts advanced to protect the trust estate and security interests herein granted and all attorneys' fees, court costs, and expenses of whatever kind incident thereto or to the collection of the indebtednesses and obligations hereby secured and/or enforcement of the liens and security interests herein granted;

     1.3 [Reserved]
          --------

     1.4  Other Indebtednesses.  Payment of all other indebtednesses arising
          --------------------
under or in connection with this Deed of Trust, the Reimbursement Agreement, the Letter of Credit or any other instrument or document now or at any time evidencing, securing or guaranteeing the same including specifically Grantor's Guaranty Agreement of even date to Bank, given to Bank as a guaranty of Borrower's obligations under the Reimbursement Agreement (collectively the "Letter of Credit Documents"), of whatever kind or character, now owing or which may hereafter become owing by Grantor to Beneficiary, whether such indebtednesses are evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty or otherwise; and

     1.5  Other Indebtednesses of Grantor and Borrower to Beneficiary.  Payment
          -----------------------------------------------------------
and performance of any and all other present and future indebtednesses and obligations of Grantor to Beneficiary, of every kind, character and description, howsoever and whensoever arising, whether absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, and including without limitation, all future advances to the Grantor, all liabilities of the Grantor under any guaranty executed in favor of the Beneficiary at any time and all obligations of the Grantor with respect to any letters of credit issued at any time by Beneficiary for the benefit of Grantor.

                                   ARTICLE II

               COVENANTS AND AGREEMENTS AS TO MORTGAGED PROPERTY

     Grantor does hereby covenant, warrant and represent to and agree with Beneficiary as follows:

     2.1  Payment and Performance.  Grantor shall make or shall use its best
          -----------------------
efforts to cause Borrower to make all payments required under the Reimbursement Agreement when due and shall punctually and properly perform all of Grantor's other Obligations, or cause Borrower to do so as applicable.

     2.2  Insurance.  Grantor shall, at Grantor's sole cost and expense, obtain
          ---------
and maintain in some company or companies (having a Best's rating of A:XI or better) approved by Beneficiary:

     (a) Comprehensive public liability insurance covering claims for bodily injury, death, and property damage, with such minimum limits as Beneficiary shall, from time to time, specify, but in any event not less than those amounts customarily maintained by owners of substantially similar property; and

     (b) If any of the Mortgaged Property is within an area known as a "special flood hazard area" as defined in the Flood Disaster Protection Act of 1973, a Standard Flood Insurance Policy on the Mortgaged Property as required by the Act or in the Stated Amount, whichever is greater; and

     (c) Hazard insurance upon the Improvements and Tangible Personal Property, insuring against loss by fire and all other hazards covered by extended coverage and special extended coverage endorsements (including but not limited to loss by windstorm, hail, flood, earthquake, tornado, explosion, riot, aircraft, smoke, vandalism, malicious mischief and vehicle damage) as Beneficiary, in its sole discretion, shall from time to time require, all such insurance to be issued in such form, with such deductible provision, and for such amount (which shall, in any event be at least equal to the full replacement value of the improvements) as shall be satisfactory to Beneficiary; and

     (d) Such other insurance as the Beneficiary may, from time to time, reasonably require by notice in writing to the Grantor.

     All required insurance policies shall provide for not less than thirty (30) days' prior written notice to the Beneficiary of any cancellation, termination, or material amendment thereto. Grantor will cause all policies of hazard insurance, business interruption insurance and loss of rents insurance to be payable to Beneficiary pursuant to a standard mortgagee clause acceptable to Beneficiary; and Grantor will cause all liability insurance policies to name Beneficiary as additional insured, if Beneficiary so requires. Grantor will deposit said policy or policies of insurance with the

Beneficiary as further security for the Obligations, no responsibility for the approval or maintenance of any insurance (required to be maintained pursuant hereto) being imposed upon the Beneficiary or the Trustees. In the event of damage to or destruction of the Improvements and/or Tangible Personal Property by fire or other casualty, the net proceeds of the insurance shall be applied upon the Obligations in such manner as the Beneficiary may elect; or, at the option of the Beneficiary, such proceeds may be released to Grantor to be used to restore such property to its former condition. Any insurance policies furnished the Beneficiary shall become its property in the event the Beneficiary becomes the owner of the Mortgaged Property by foreclosure or otherwise. The Beneficiary is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies, and to collect and receive the proceeds from any such policy or policies.

     2.3  Taxes and Assessments.  Grantor will promptly pay when due all taxes,
          ---------------------
assessments, levies, dues and charges of every type or nature assessed against the Mortgaged Property or the Personal Property, and any claim, lien or encumbrance against the Mortgaged Property or the Personal Property which may be or become prior to the lien of this Deed of Trust.

     2.4  Deposit of Taxes and Insurance Premiums.  If required by Beneficiary,
          ---------------------------------------
Grantor will deposit with the Beneficiary, monthly, on the first day of each month, one-twelfth (1/12) of the annual charges for ground or other rent, if any, insurance premiums and real estate taxes, assessments, water, sewer, and other charges which might become a lien upon the Mortgaged Property. In addition, if required by the Beneficiary, the Grantor shall simultaneously therewith deposit with the Beneficiary a sum of money which, together with the monthly installments aforementioned, will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with the Beneficiary, the deposit shall be made on the basis of an estimate made by the Beneficiary in its sole discretion; and when the charges are fixed for the then current year, the Grantor shall deposit any deficiency with the Beneficiary. All funds so deposited with the Beneficiary shall be held by it, but not in escrow and, except to the extent required by applicable law, without interest, and, provided that no Event of Default (hereinafter defined) shall have occurred, shall be applied in payment of the charges aforementioned when and as payable, to the extent the Beneficiary shall have funds on hand. Upon the occurrence of any Event of Default, the funds deposited with the Beneficiary, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited, or to the payment of the Obligations, or upon any other charges affecting the security of the Beneficiary, as the Beneficiary sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Beneficiary as herein provided, nor shall any application be deemed to affect any right or remedy of the Beneficiary hereunder or under any statute or rule of law. If deposits are being made with the Beneficiary, the Grantor shall furnish the Beneficiary with bills for the charges for which such deposits are required to be made hereunder and/or any other documents necessary for the payment of same, not later than fifteen (15) days prior to the date upon which the charges first become payable. The enforceability of the covenants relating to taxes, assessments, and insurance premiums herein otherwise provided for shall not be affected except insofar as those obligations have been met by compliance with this paragraph. Beneficiary may, from time to time, at its option, waive, and after any such waiver reinstate, any or all of the provisions hereof requiring such deposits, by notice to Grantor in writing. While any such waiver is in effect, Grantor shall pay the taxes, assessments, insurance premiums, and other charges as herein provided.

     2.5  Taxes on Reimbursement Agreement or Deed of Trust.  If at any time any
          -------------------------------------------------
law shall be enacted imposing or authorizing the imposition of any tax upon the Reimbursement Agreement, any of the Obligations, or this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or any part thereof, Grantor shall immediately pay all such taxes; provided that, if it is unlawful for Grantor to pay such taxes, Beneficiary may pay such taxes and Grantor shall reimburse Beneficiary for such payment in full within ten (10) days after notice; provided, further, that if it shall be unlawful for Grantor either to pay such taxes or to reimburse Beneficiary therefor, or if such payment or reimbursement would be usurious, Grantor shall not be required to make such payment or reimbursement, but at Beneficiary's option, the Obligations shall thereupon be immediately due and payable.

     2.6  Eminent Domain.  Grantor hereby transfers, sets over, and assigns to
          --------------
Beneficiary all judgments, awards of damages and settlements hereafter made as a result or in lieu of any taking of the Mortgaged Property or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Mortgaged Property or any part thereof, or to any rights appurtenant thereto, including any award for change of grade of streets. Beneficiary is hereby authorized, but not required, in behalf and in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgments or awards. Beneficiary may apply all such sums or any part thereof so received, after the payment of all of its expenses, including costs and reasonable attorney's fees, on the Obligations secured hereby, whether due or not, in such manner as it elects or, at its option, the entire amount or any part thereof so received may be released to the Grantor or other party lawfully entitled thereto.

     2.7  Repair, Waste, Alterations, etc.  Grantor shall keep every part of the
          --------------------------------
Mortgaged Property and the Personal Property in good operating order, repair and condition and shall not commit or permit any removal or waste thereof, normal wear and tear excepted. Grantor shall not remove or demolish or alter the design or structural character of any Improvements now or hereafter erected upon the Mortgaged Property without the prior written consent of Beneficiary unless such removal, demolition or alteration is contemplated and permitted by the Letter of Credit Documents. Grantor shall make promptly all necessary repairs, renewals and replacements to the Mortgaged Property and the Personal Property.

     2.8  Advances by Beneficiary to Protect Collateral.  If the Grantor shall
          ---------------------------------------------
default in paying taxes, maintaining insurance or making repairs, the Beneficiary may, at its discretion, advance and pay such sums as may be proper to satisfy taxes, maintain insurance and make repairs, and protect and preserve the Mortgaged Property and Personal Property, and such amounts so paid shall be treated as part of the expense of administering this trust, shall be repaid by Grantor on demand with interest at the Default Rate (hereinafter defined), and shall be secured by the lien hereof. However, the making of any such payment by Beneficiary shall not be construed as a waiver of any default of Grantor.

     2.9  No Mechanics' Liens.  Grantor shall discharge all claims for labor
          -------------------
performed and material furnished to the Mortgaged Property, and shall not suffer any lien of mechanics or materialmen to be filed against any part of the Mortgaged Property. Beneficiary has not consented and will not consent to any contract or to any work or to the furnishing of any materials which might be deemed to create a lien or liens superior to the lien of this instrument, either under (S) 66-11-108 of Tennessee Code Annotated, or otherwise.

     2.10  Protection and Priority of Lien.  Grantor shall not do anything or
           -------------------------------
suffer or permit anything to be done whereby the lien and security interest of this Deed of Trust could be impaired. Grantor shall pay such reasonable expenses and fees as may be necessary in the protection of the Mortgaged Property and Personal Property and the maintenance and execution of liens and security interests herein granted. Any agreement hereafter made by Grantor and Beneficiary pursuant to or regarding this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

     2.11  Compliance with Laws.  Grantor, the Mortgaged Property, the Personal
           --------------------
Property, and the use thereof by Grantor shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor or the Mortgaged Property and its use; Grantor will not suffer or permit any violation thereof; and Grantor shall pay all fees or charges of any kind in connection therewith.

     2.12  Further Assurances.  Grantor, upon the request of Beneficiary, shall
           ------------------
execute, acknowledge, deliver, and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of this instrument and the other Letter of Credit Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically but without limitation any renewals, additions, substitutions, replacements, improvements, or appurtenances to the Mortgaged Property or the Personal Property.

     2.13  Inspection of Premises.  Until the Obligations shall have been fully
           ----------------------
paid and satisfied, Beneficiary and its agents shall have the right at all reasonable times to inspect the Mortgaged Property, the Personal Property and the other security for the Obligations, and all applicable books and financial records relating thereto.

     2.14  Applicable to Prior Liens.  If this Deed of Trust is or becomes
           -------------------------
subordinate to any other lien, security interest, assignment of leases or rents or any other encumbrance affecting any of the Mortgaged Property (collectively, the "Prior Liens") the provisions of this Section shall apply. Grantor shall not enter into any renewal, extension, modification, increase or refinancing of any instrument or document (collectively the "Prior Lien Documents") which creates, evidences or governs any such Prior Lien or the indebtedness secured thereby without the prior written consent of Beneficiary. Grantor shall pay when due all indebtednesses evidenced and secured by the Prior Lien Documents and shall timely perform all other obligations of the Grantor under the Prior Lien Documents. Beneficiary may, but shall not be obligated to, pay any such indebtedness or perform any such obligations for the account of Grantor and any sum so expended plus interest shall be secured hereby. Grantor shall pay to Beneficiary on demand all amounts so expended by Beneficiary with interest on such amounts at the Default Rate (hereinafter defined). Grantor shall send to Beneficiary a copy of each notice of default or notice of acceleration or other notice received by Grantor from the holder of any of the Prior Lien Documents within three (3) business days after receipt thereof by Grantor. Notwithstanding the foregoing, Beneficiary does not consent to any Prior Lien unless otherwise expressly permitted in this Deed of Trust.

     2.15  Due on Sale or Encumbrance.  Grantor hereby acknowledges to
           --------------------------
Beneficiary that (a) the identity and expertise of Grantor were and continue to be material circumstances upon which the Beneficiary has relied in connection with, and which constitute valuable consideration to Beneficiary for, issuing the Letter of Credit and entering into the Reimbursement Agreement, (b) any change in such identity or expertise could materially impair or jeopardize the security granted to Beneficiary by this Deed of Trust, for the payment of the Obligations. Grantor therefore covenants and agrees with Beneficiary that the entire Obligations secured by this Deed of Trust shall, at the absolute option of Beneficiary, be and become immediately due and payable should the Grantor, without the prior written consent of Beneficiary (which consent may be given or withheld in the sole and absolute discretion of Beneficiary), sell, assign, transfer, convey, lease with option to purchase, enter into a contract for sale, grant an option to purchase, or further encumber any or all of Grantor's interest in the Mortgaged Property or the Personal Property, or any portion thereof, or permit the same to be sold, assigned, transferred, conveyed, contracted for or further encumbered. Any change of ownership in the stock ownership of Grantor, without the prior written consent of Beneficiary, shall also be deemed to constitute a breach of this covenant.

     2.16  Hazardous Wastes.  (a)  As used below, and in any of the other Letter
           ----------------
of Credit Documents, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes or materials, any pollutants or contaminants (including, without limitation, asbestos and raw materials which include hazardous constituents), or any other similar substances, or materials which are included under any local, state or federal law, rules or regulations pertaining to environmental regulation, contamination or clean-up, including, without limitation, "CERCLA," "RCRA," or state lien or state superlien or environmental clean-up statutes (all such laws, rules and regulations being referred to collectively as "Environmental Laws"). Grantor warrants, represents and covenants as follows:

          (i) Neither the Mortgaged Property nor any other personal or real property owned by Grantor is subject to any private or governmental lien or judicial or administrative notice or action, relating to Hazardous Substances or environmental problems, impairments or liabilities with respect to the Mortgaged Property or such other property, or the direct or indirect violation of any Environmental Laws.

          (ii) Except strictly in accordance with all applicable Environmental Laws (A) no Hazardous Substances are located on or have been stored, processed or disposed of on or to the best of Grantor's knowledge released or discharged from (including ground water contamination) the Mortgaged Property, and no aboveground or underground storage tanks exist on the Mortgaged Property other than as disclosed in environmental reports supplied to the Beneficiary; and (B) Grantor shall not allow any Hazardous Substances to be stored, located, discharged, possessed, managed, processed or otherwise handled on the Mortgaged Property. Grantor shall comply with all Environmental Laws affecting the Mortgaged Property.

          (iii) To the best of the Grantor's knowledge and belief, no property adjoining the Mortgaged Property is being used, or has ever been used at any previous time for the disposal, storage, treatment processing or other handling of Hazardous Substances.

          (iv) Grantor shall immediately notify Beneficiary should Grantor become aware of (1) any Hazardous Substance or other environmental problem or liability with respect to the Grantor or the Mortgaged Property, or (2) any lien, action, or notice of the nature described in subparagraph (i) above. Grantor shall, at Grantor's own cost and expense, take all actions as shall be necessary or advisable for the clean-up of the Mortgaged Property, including all removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Beneficiary), and shall further pay or cause to be paid at no expense to Beneficiary all clean-up, administrative and enforcement costs of any court or applicable government agencies which may be asserted against the Mortgaged Property or the owner thereof. Grantor shall indemnify Beneficiary against and hold it harmless from all clean-up, administrative and enforcement costs, damages, liabilities, losses, claims, expenses (including attorneys' fees and disbursements) which are incurred by Beneficiary, whether before or after foreclosure of the lien hereof, with respect to any violation or claim of violation of any Environmental Law pertaining to the Mortgaged Property. Grantor shall (1) pay such amounts within ten (10) days after notice from Beneficiary itemizing the amounts incurred to the date of such notice without requirement of waiting for the ultimate outcome of any litigation, claim or other proceeding; or
     (2) provide Beneficiary, within ten (10) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to Beneficiary's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Substances and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

     (b) Beneficiary (by its officers, employees and agents) at any time and from time to time, after the occurrence of an Event of Default, may contract for the services of persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Mortgaged Property for the purpose of determining whether there exists on the Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any state, federal or local law, rule or regulation relating to Hazardous Substances. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Beneficiary shall make the results of such Site Assessments fully available to Grantor, which (prior to an Event of Default) may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers. The reasonable cost of performing such Site Assessments shall be paid by Grantor upon demand of Beneficiary and any such obligations shall be Obligations secured by this Deed of Trust.

     (c) Beneficiary shall have the right but not the obligation, prior or subsequent to an Event of Default, without in any way limiting Beneficiary's other rights and remedies under this Deed of Trust, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Substances on the Mortgaged Property following receipt of any notice from any person or entity asserting the existence of any Hazardous Substance pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit, imposition of a lien on the Mortgaged Property, or other action and/or which, in Beneficiary's sole opinion, could jeopardize Beneficiary's security under this Deed of Trust. All reasonable costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be Obligations secured by this Deed of Trust and shall be payable by Grantor upon demand.

     (d) All warranties and representations above shall be deemed to be continuing and shall remain true and correct in all material respects until all of the Obligations have been paid in full and any limitations period expires. Grantor's covenants above shall survive any exercise of any remedy by Beneficiary under the Letter of Credit Documents, including foreclosure of this Deed of Trust (or deed in lieu thereof), even if, as a part of such foreclosure or deed in lieu of foreclosure, the Obligations are satisfied in full and/or this Deed of Trust shall have been released.

     2.17 Relationship of Parties; Adequate Consideration. Grantor and Borrower
          -----------------------------------------------
are each first tier, wholly-owned subsidiaries of Grand Prix Association of Long Beach, Inc. and are part of an integrated business. Grantor has received adequate consideration from Bank for the grant made in this Deed of Trust by virtue of the benefit it will receive as a result of the issuance of the Letter of Credit for the benefit of Borrower.

                                  ARTICLE III

                         ASSIGNMENT OF RENTS AND LEASES

     3.1  Assignment of Rents and Leases.  All of the rents, royalties, bonuses,
          ------------------------------
issues, profits, revenue, income, deposits, escrow accounts and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any existing or future lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, together with any and all rights that Grantor may have against any tenant under such leases or any subtenants or occupants of any part of the Mortgaged Property and any award made hereafter to Grantor in any court proceeding involving any of the tenants or in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and all payments by tenants in lieu of rent (all hereinafter collectively called the "Rents"), are hereby absolutely and unconditionally assigned to Beneficiary, to be applied by Beneficiary in payment of the Obligations. Grantor hereby further assigns to Beneficiary all existing and future leases, including subleases, any and all extensions, renewals, modifications, and replacements thereof, and all guaranties of tenants' performance thereunder, upon any part of the Mortgaged Property (the "Leases"). It is understood and agreed by the parties that this assignment is intended to be and is an absolute assignment from Grantor to Beneficiary, and not merely the passing of a security interest; provided, however, that prior to an Event of Default, Grantor shall have a license, without joinder of Beneficiary, to enforce the Leases and to collect the Rents as they come due and to retain, use and enjoy the same. Grantor shall, upon request of Beneficiary, execute confirmatory assignments of any specific leases affecting any part of the Mortgaged Property.

     3.2  Warranties Concerning Leases and Rents.  Grantor represents and
          --------------------------------------
warrants:

          (a) Grantor has good title to the Leases and Rents hereby assigned and full authority to assign them without the consent of any other party;

          (b) none of the Rents have been or will be assigned, mortgaged or pledged;

          (c) all existing Leases are valid and in full force and effect, and neither Grantor nor any tenant is in default under any of the Leases;

          (d) none of the Rents have been or will be anticipated, waived, released, discounted, set off or compromised;

          (e) except as indicated in the Leases, Grantor has not received any funds or deposits from any tenant except for and on account of Rents which have heretofore come due;

          (f) the terms of the Leases have not been changed from the terms in the copies of any of the Leases submitted to Beneficiary for approval.

     3.3  Grantor's Covenants of Performance.  Grantor covenants to:
          ----------------------------------

          (a) perform all of its obligations under the Leases, take all action and fulfill all covenants and conditions required to enforce the Leases against the tenants, and give prompt notice to Beneficiary of any material failure to do so;

          (b)  enforce the tenants' obligations under the Leases;

          (c) defend, at Grantor's expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; and

          (d) neither create nor permit any encumbrance upon or assignment of Grantor's interest as lessor under the Leases, except this Deed of Trust.

     3.4  Prior Approval for Actions Affecting Leases.  Grantor shall not,
          -------------------------------------------
without the prior written consent of Beneficiary:

          (a) receive or collect Rents not yet due under the terms of any of the Leases;

          (b) waive or release any obligation of any tenant under the Leases or any party liable under the Leases;

          (c) cancel, terminate or modify any of the Leases, cause or permit any cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder; or

          (d)  change, alter or modify any of the Leases.

     3.5  Settlement for Termination.  Grantor agrees that no settlement for
          --------------------------
damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Beneficiary, and any check in payment of such damages shall be made payable solely to Beneficiary or jointly to Grantor and Beneficiary. Grantor agrees to endorse any dual payee check for such payment to the order of Beneficiary. Unless Beneficiary shall hereafter agree otherwise, any such settlement for damages shall be applied to the Obligations as Beneficiary may elect.

     3.6  No Obligation upon Beneficiary.  Beneficiary's acceptance of the
          ------------------------------
assignment of Leases and Rents provided for herein shall not obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property.

     3.7  Records.  Upon request by Beneficiary, Grantor shall deliver to
          -------
Beneficiary executed originals of all Leases and copies of all records relating thereto.

     3.8  Merger.  There shall be no merger of the leasehold estates created by
          ------
the Leases with the fee estate of the Mortgaged Property without the prior written consent of Beneficiary.

     3.9  Right to Rely.  Grantor hereby authorizes Beneficiary to give notice
          -------------
in writing of this assignment at any time to any tenant under any of the Leases, and from and after the occurrence of an Event of Default hereunder, to direct any such tenant to make payment of rentals and other amounts due directly to Beneficiary. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Grantor, and without verifying whether an Event of Default has occurred; and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute full acquittance to the party making such payment for the amount of such payment.

     3.10 Priority of Leases.  Except to the extent, if any, otherwise provided
          ------------------
in a written instrument signed by Beneficiary, the lien of this Deed of Trust is prior and paramount to all Leases of the Mortgaged Property or any part thereof. However, Beneficiary may at its option without the consent of any person or entity, at any time subordinate the lien of this Deed of Trust to any existing or future Lease of all or any part of the Mortgaged Property by giving written notice to the tenant under such Lease; and upon sale of the Mortgaged Property under this Deed of Trust such tenant shall attorn to the owner and each successive owner of the Mortgaged Property.

                                   ARTICLE IV

                               SECURITY AGREEMENT

     4.1  Security Interest.  This Deed of Trust shall be a security agreement
          -----------------
between Grantor, as debtor, and Beneficiary, as secured party, respecting the Personal Property, and Grantor grants to Beneficiary a security interest in such Personal Property (described in EXHIBIT "B" hereto). In addition to Beneficiary's other rights hereunder, Beneficiary shall have all rights of secured parties under the Uniform Commercial Code as adopted in Tennessee (hereinafter called the "Code"). Grantor shall execute and deliver to Beneficiary all financing statements that may be required by Beneficiary to establish and maintain the validity and priority of Beneficiary's security interest, and Grantor shall bear all costs thereof, including all Code searches reasonably required by Beneficiary. Upon the occurrence of an Event of Default, Beneficiary or the Trustees may sell the Personal Property as provided in
Article VI hereof. This security agreement is supplemental to, and not in derogation of, any separate security agreement which now or hereafter is entered into between the Grantor and the Beneficiary.

     4.2  Representations and Warranties.  The Grantor represents and warrants
          ------------------------------
as follows:

     (a) Grantor's principal place of business and chief executive office is set forth in the first paragraph of this Deed of Trust.

     (b) The Grantor owns and, with respect to any Personal Property hereafter acquired, will own the Personal Property free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Deed of Trust, and no effective financing statement or other instrument similar in effect covering all or any part of the Personal Property is on file in any recording office except such as may have been filed in favor of Beneficiary relating to this Deed of Trust; Grantor has not and, with respect to Personal Property hereafter acquired, will not acquire any of the Personal Property under any conditional sales contract or other agreement or arrangement where the seller thereof purports to take or reserve a security interest therein; Grantor has the right to encumber the Personal Property and to grant a security interest therein to Beneficiary; and Grantor will forever warrant and defend the security interest of Beneficiary against the lawful claims of all persons.

     4.3  Covenants as to the Personal Property.  So long as any of the
          -------------------------------------
Obligations shall remain outstanding, unless Beneficiary shall otherwise consent in writing:

     (a)  Notice of Changes.  Subject to the provisions of Section 2.15 hereof,
          -----------------
Grantor shall give advance notice in writing to Beneficiary of any change or proposed change in Grantor's name, identity, or structure and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Personal Property described or referred to herein.

     (b)  Further Assurances.  Grantor will at Grantor's expense, at any time
          ------------------
and from time to time, promptly execute and deliver all further instruments and documents and take all further action that Beneficiary deems necessary or desirable or that Beneficiary may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable Beneficiary to exercise and enforce its rights and remedies hereunder in respect of the Personal Property; or (iii) to otherwise effect the purposes of this Deed of Trust, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as Beneficiary deems necessary or desirable or that Beneficiary may request in order to perfect and preserve the security interest created or purported to be created hereby; (B) furnishing to Beneficiary from time to time statements and schedules further identifying and describing the Personal Property and such other reports in connection with the Personal Property as Beneficiary may reasonably request, all in reasonable detail.

     (c)  Location of Property.  The Grantor will at all times keep all of the
          --------------------
Tangible Personal Property on the Mortgaged Property.

     (d)  Financing Statements.  The Grantor hereby authorizes Beneficiary to
          --------------------
file, without execution by the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Personal Property.

     (e)  Care and Custody.  The powers conferred on Beneficiary hereunder are
          ----------------
solely to protect its interest in the Personal Property and shall not impose any duty upon it to exercise any such powers. Except for the accounting for moneys actually received by it hereunder, Beneficiary shall have no duty as to any Personal Property, the preservation or protection of the same or the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Personal Property.

                                   ARTICLE V

                               EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

     5.1  Failure to Pay Obligations.  If Grantor or Borrower shall fail to pay
          --------------------------
any part of their respective Obligations, whether principal or interest, promptly when the same becomes due, or if the Grantor shall fail to pay any sum necessary to satisfy and discharge taxes and assessments promptly when due, or to maintain insurance or repairs, or the necessary expense of protecting the Mortgaged Property or the Personal Property and executing this trust; or

     5.2  Default Under Other Liens.  If any of the Mortgaged Property or the
          -------------------------
Personal Property be levied upon or attached by any legal process, or if there shall occur any default under or with respect to any Prior Lien, or if the holder of any lien or security interest on the Mortgaged Property or the Personal Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

     5.3  Default on Other Indebtedness.  If the Grantor shall default in the
          -----------------------------
payment of any other indebtedness, liability or obligation now or hereafter owed by the Grantor to the Beneficiary; or

     5.4  Bankruptcy or Insolvency.  If Grantor, or any other owner of the
          ------------------------
Mortgaged Property, or any guarantor of any of the Obligations, shall voluntarily become a party to any insolvency, bankruptcy, composition or reorganization procedure, or make any assignment for the benefit of creditors; or if any involuntary bankruptcy, insolvency, composition, or other reorganization proceedings be filed against Grantor, any other owner of the Mortgaged Property, or any guarantor of the Obligations, and the same shall not be dismissed within thirty (30) days after the commencement of any such involuntary proceedings; or

     5.5  Abandonment.  If Grantor abandons any material portion of the
          -----------
Mortgaged Property; or

     5.6  Grant of Easement, etc.  If Grantor grants any easement or dedication,
          -----------------------
files any plat, condominium declaration or restriction, or enters into any lease, with respect to the Mortgaged Property, unless such action is authorized by the Letter of Credit Documents or is otherwise consented to by Beneficiary; or

     5.7  False Representation.  If any statement, representation or warranty in
          --------------------
the Letter of Credit Documents, any financial statement or any other writing delivered to Beneficiary in connection with the Obligations is false, misleading or erroneous in any material respect; or

     5.8  Grantor's Default Under Leases.  If Grantor shall default in any of
          ------------------------------
Grantor's covenants, obligations and undertakings under any of the Leases and shall fail to cure said default within the time, if any, permitted by any of such Leases for cure thereof; or

     5.9  Nonperformance of Covenants.  If there shall occur any other default
          ---------------------------
in Grantor's covenants, warranties, agreements, liabilities, obligations and undertakings as contained in this Deed of Trust or the Letter of Credit Documents (including, without limitation, any "Event of Default" as defined in the Reimbursement Agreement), or contained in any other instrument which now or hereafter secures the Obligations, if such default is not cured within a period of ten (10) days following the date of written notice thereof by the Bank to Grantor, or if there is another cure period specifically applicable to such default, within such applicable cure period.

                                   ARTICLE VI

                                    REMEDIES

     If an Event of Default shall occur, Beneficiary may exercise any one or more of the following remedies:

     6.1  Acceleration.  Beneficiary may declare the entire Obligations,
          ------------
principal and interest, immediately due and payable without notice or demand, the same being hereby expressly waived.

     6.2  Enforcement of Assignment of Rents and Leases.  Beneficiary may:
          ---------------------------------------------

          (a) terminate the license granted to Grantor to collect the Rents (regardless of whether Beneficiary or Trustee shall have entered into possession of the Mortgaged Property), collect and sue for the Rents in Beneficiary's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys' fees, apply the net proceeds thereof to any Obligations as Beneficiary may elect;

          (b) make, modify, enforce, cancel or accept surrender of any Leases, evict tenants, adjust Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Beneficiary reasonably deems advisable in connection with the Mortgaged Property;

          (c) apply the Rents so collected to the operation and management of the Mortgaged Property, including the payment of reasonable management, brokerage and attorneys' fees, or to the Obligations; and

          (d) require Grantor to transfer and deliver possession of all security deposits and records thereof to Beneficiary.

     6.3  Power of Sale.  Beneficiary may require the Trustees, and the Trustees
          -------------
are hereby authorized and empowered, to enter and take possession of the Mortgaged Property and to sell all or part of the Mortgaged Property, at public auction, to the highest bidder for cash, free from equity of redemption, and any statutory or common law right of redemption, homestead, dower, marital share, and all other exemptions, after giving notice of the time, place and terms of such sale and of the Mortgaged Property to be sold, by advertising the sale of the property for twenty-one (21) days by three (3) weekly notices in some newspaper published in the county and state where the Mortgaged Property is situated, which notice may be given before or after entry by the Trustees. The Trustee shall execute a conveyance to the purchaser in fee simple and deliver possession to the purchaser, which the Grantor warrants shall be given without obstruction, hindrance or delay. Trustee may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property a conveyance in fee simple. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (a) first, the payment of the expenses of making, maintaining and executing this trust, protection of the Mortgaged Property, including the expense of any litigation and reasonable attorneys' fees, and reasonable compensation to the Trustee; (b) second, to any advancements made by the Trustee or the Beneficiary pursuant hereto, with interest thereon; (c) third, to the payment of the Obligations herein secured or intended so to be, in such order as Beneficiary shall elect, and any balance of said Obligations may be the subject of immediate suit; (d) and, fourth, should there be any surplus, Trustee will pay it to the Grantor, or to such person as may be legally entitled thereto.
The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any such sale, and the amount of Beneficiary's successful bid may be credited on the Obligations.

     6.4  Sale of Personal Property.  At the request of the Beneficiary the
          -------------------------
Trustee shall sell the Personal Property concurrently with and in conjunction with a sale of the Mortgaged Property, in which case the provisions of the preceding Section shall apply to the Personal Property as well as the Mortgaged Property. Grantor stipulates and agrees that a sale of the Personal Property in conjunction with the Mortgaged Property is a commercially reasonable manner of disposing of the Personal Property. Alternatively, Beneficiary may sell or otherwise dispose of the Personal Property separately and apart from the Mortgaged Property in the time and manner provided by the Code. To the extent that the Code shall require prior notice of sale or other disposition of the Personal Property, five (5) days written notice shall be deemed to be reasonable notice. Beneficiary also may (a) require the Grantor to, and the Grantor hereby agrees that Grantor will at Grantor's expense and upon request of Beneficiary forthwith, assemble all or part of the Personal Property as directed by Beneficiary and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to the parties; and (b) sell the Personal Property or any part thereof in one or more parcels at public or private sale for cash or credit or for future delivery, and at such price or prices and upon such other terms as Beneficiary may deem commercially reasonable. Beneficiary shall not be obligated to make any sale of the Personal Property regardless of notice of sale having been given. Beneficiary may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     6.5  Judicial and Other Relief.  Beneficiary or Trustees may proceed by a
          -------------------------
suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property or the Personal Property under the judgment or decree of any court or courts of competent jurisdiction.

     6.6  Entry on Mortgaged Property; Tenancy at Will.  (a)  Beneficiary may
          --------------------------------------------
enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming under

Grantor, and its agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as the Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.

     (b) In the event of a trustee's or other foreclosure sale hereunder and if at the time of such sale Grantor or any other party (other than a tenant under a Lease as to which the Beneficiary shall have expressly subordinated the lien of this Deed of Trust as hereinabove set out) occupies the portion of the Mortgaged Property so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of such purchaser, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied (but not less than any rental theretofore paid by such tenant, computed on a daily basis). An action of forcible detainer shall lie if any such tenant holds over after a demand in writing for possession of such portion of the Mortgaged Property.

     6.7  Receiver.  Beneficiary may make application to a court of competent
          --------
jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Obligations, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all necessary and proper powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court.

     6.8  Beneficiary's Right to Perform.  Upon Grantor's failure to make a
          ------------------------------
payment or perform an act required by the Letter of Credit Documents, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action as Beneficiary may deem necessary or appropriate.

     6.9  Remedies Cumulative, Concurrent and Nonexclusive.  If the Obligations
          ------------------------------------------------
are now or hereafter further secured by chattel mortgages, deeds of trust, security agreements, pledges, contracts of guaranty, assignments of leases, or other security, Beneficiary may, at its option, exhaust its remedies under any one or more of said instruments and this Deed of Trust, either concurrently or independently, and in such order as Beneficiary may determine. Beneficiary shall have all rights, remedies and recourses granted in the Letter of Credit Documents and available to it at law or equity (including, without limitation, those granted by the Code), and same (a) shall be cumulative, concurrent, and nonexclusive, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Obligations, or any part thereof or against any one or more of them, or against the Mortgaged Property or the Personal Property, at the sole discretion of Beneficiary, and (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse.

                                  ARTICLE VII

                                    TRUSTEES

     7.1  Action by Either Trustee.  Either of the Trustees named herein shall
          ------------------------
be clothed with full power to act when action hereunder shall be required, and to execute any conveyance of the Mortgaged Property. In the event that the substitution of a Trustee shall become necessary for any reason, the substitution of one trustee in the place of those or any of those named herein shall be sufficient. The term "Trustees" shall be construed to mean "Trustee" whenever the sense requires. The necessity of the Trustees herein named, or any successor in trust, making oath or giving bond, is expressly waived.

     7.2  Employment of Agents.  The Trustees, or any one acting in their stead,
          --------------------
shall have, in their discretion, authority to employ all proper agents and attorneys in the execution of this trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Mortgaged Property, should any be realized; and if no sale be made or if the proceeds of sale be insufficient to pay the same, then Grantor hereby undertakes and agrees to pay the cost of such services rendered to said Trustees. Trustees may rely on any document believed by them in good faith to be genuine. All money received by Trustees shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustees shall not be liable for interest thereon.

     7.3  Indemnification of Trustees.  If the Trustees shall be made a party to
          ---------------------------
or shall intervene in any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of the Trustees or Beneficiary under this Deed of Trust, the Trustees and Beneficiary shall be reimbursed by Grantor, immediately and without demand, for all reasonable costs, charges and attorney's fees incurred by them or either of them in any such case, and the same shall be secured hereby as a further charge and lien upon the Property.

     7.4  Successor Trustee.  In the event of the death, refusal, or of
          -----------------
inability for any cause, on the part of the Trustees named herein, or of any successor trustee, to act at any time when action under the foregoing powers and trust may be required, or for any other reason satisfactory to the Beneficiary, the Beneficiary is authorized, either in its own name or through an attorney or attorneys in fact appointed for that purpose, by written instrument duly registered, to name and appoint a successor or successors to execute this trust, such appointment to be evidenced by writing, duly acknowledged; and when such writing shall have been registered, the substituted trustee named therein shall thereupon be vested with all the right and title, and clothed with all the power of the Trustees named herein and such like power of substitution shall continue so long as any part of the debt secured hereby remains unpaid.

                                  ARTICLE VII

                                 MISCELLANEOUS

     8.1  Waiver of Marshaling and Certain Rights.  To the extent that Grantor
          ---------------------------------------
may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets or marshalling of liens, the equity of redemption, any statutory or common law right of redemption, homestead, dower, marital share, and all other exemptions, or other matter which might defeat, reduce or affect the right of Beneficiary to sell the Mortgaged Property or the Personal Property for the collection of the Obligations, or the right of Beneficiary to the payment of the Obligations out of the proceeds of sale of the Mortgaged Property or the Personal Property, or the proceeds of the Rents and Leases, in preference to every other person and claimant.

     8.2  Waiver of Impairment of Recourse Defenses.  Without affecting the
          -----------------------------------------
liability of Grantor or any other person (except any person expressly released in writing) for the payment or performance of any of the Obligations, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time, and from time to time, either before or after the maturity of the Note, and without notice or consent:

          (a) Release any person liable for payment or performance of all or any part of the Obligations;

          (b) Make any agreement extending the time or otherwise altering the terms of payment or of all or any part of the Obligations (without limit as to the number of such extensions or the period or periods thereof), or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

          (c) Exercise or refrain from exercising any right Beneficiary may have;

          (d)  Accept additional security of any kind;

          (e) Release or otherwise deal with any property, real or personal, securing the Obligations, including all or any part of the Mortgaged Property herein described.

Furthermore, the failure of the Beneficiary to perfect any lien granted herein or in any other Loan Document, to take any action to obtain payment or performance of the Obligations or to exercise any rights or remedies available hereunder shall not relieve Grantor or any other person from liability for the payment or performance of the Obligations nor effect a discharge of the lien, security interest or assignment herein granted; it being intended that all "impairment of recourse" and "impairment of collateral" defenses are hereby waived.

     8.3  No Waiver.  No waiver by the Trustee or the Beneficiary shall be
          ---------
construed as a waiver of a subsequent similar default or any other default by the Grantor. No delay by Beneficiary or by the Trustee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No failure of Beneficiary to exercise any option herein given to declare the maturity of the debt hereby secured, no forbearance by Beneficiary after the exercise of such option, and no withdrawal or abandonment of foreclosure proceedings by the Beneficiary after the exercise of such option, shall be taken or construed as a waiver of its right to exercise such option or to declare such maturity by reason of any past, present, or future default on the part of the Grantor. Acceptance by Beneficiary of partial payments shall not constitute a waiver of the default by failure to make full payments.

     8.4  Beneficiary's Consent.  Except as otherwise expressly provided herein,
          ---------------------
in any instance hereunder where Beneficiary's approval or consent is required or the exercise of Beneficiary's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment. Beneficiary may consult with counsel, and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     8.5  Appointment of Attorney.  Grantor hereby irrevocably appoints
          -----------------------
Beneficiary as Grantor's attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Beneficiary's discretion, to take any action and to execute any instrument which Beneficiary may deem necessary or advisable to accomplish the purposes of this Deed of Trust, including, without limitation (a) to obtain and adjust insurance required to be maintained pursuant to the provisions of this Deed of Trust; (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due in respect of any of the Mortgaged Property, the Leases or the Personal Property; (c) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper in connection with clause (a) or (b) above; (d) to appear in any action concerning any of the Leases; and (e) to file any claims or take any action or institute any proceedings which Beneficiary may deem necessary or desirable for the collection of any of the Rents or the Personal Property or any amounts otherwise due in connection with the Mortgaged Property or the Personal Property, or otherwise to enforce the rights of Beneficiary with respect to the Mortgage Property, the Leases and Rents and the Personal Property. Grantor hereby ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith it shall have no liability to Grantor for any act or omission as such attorney.

     8.6  Estoppel Certificate.  At the request of the Beneficiary, the Grantor
          --------------------
shall furnish promptly a written statement or affidavit, in such form as may be required by Beneficiary, confirming the unpaid balance of the Obligations, the date to which interest has been paid and that there are no offsets to or defenses against any payment or performance of the Obligations or, if there are any such offsets or defenses, specifying them.

     8.7  Expenses of Beneficiary.  The Grantor will upon demand pay to the
          -----------------------
Beneficiary the amount of any and all costs and expenses, including without limitation all fees and disbursements of the Beneficiary's counsel and of any experts and agents, which Beneficiary may incur in connection with (a) the preparation and recording of this Deed of Trust and the financing statements to be filed to perfect the security interests granted herein, (b) the administration of this Deed of Trust, (c) the sale of, collection from, or other realization upon the Mortgaged Property, the Rents and Leases and the Personal Property; (d) the exercise or enforcement of any of the rights of Beneficiary hereunder; or (e) the failure of Grantor to perform or observe any of the provisions hereof.

     8.8  Indemnification.  The Grantor agrees to indemnify and hold the
          ---------------
Beneficiary harmless from and against any and all claims, losses, and liabilities arising out of or resulting from this Deed of Trust and the assignment of rents and leases and the grant of security interests contained herein (including, without limitation, enforcement of this Deed of Trust), and/or arising out of or in connection with any other Letter of Credit Documents, except claims, losses, or liabilities resulting solely and directly from the Beneficiary's gross negligence or willful misconduct. In the event that Beneficiary shall assign or transfer its rights hereunder or under the Reimbursement Agreement or any other Letter of Credit Documents, the rights of the Beneficiary under this section, under the immediately preceding section and under any other provisions of the Letter of Credit Documents which require the Grantor to indemnify or pay expenses of the Beneficiary shall continue in favor of the Beneficiary originally named herein as well as any successor or assign of the Beneficiary; and any such provision may be enforced severally by the original Beneficiary named herein or any such successor or assign of the Beneficiary or, at their option, by all of such parties acting jointly.

     8.9  Default Rate.  If Beneficiary shall expend any money chargeable to
          ------------
Grantor or subject to reimbursement by Grantor under the terms of this Deed of Trust or any of the other Letter of Credit Documents, Grantor shall repay the same to Beneficiary immediately at the place where payments, if any, under the Reimbursement Agreement are payable, together with interest thereon from the date due (or, if there is no specified due date, from the date of demand therefor by Beneficiary) until paid at a rate (herein the "Default Rate") equal to the lesser of (a) twenty percent (20%) per annum, or (b) the maximum effective contract rate of interest allowed by applicable law.

     8.10  Subrogation.  To the extent that proceeds of the Obligations are used
           -----------
to pay any outstanding lien, charge or encumbrance affecting the Mortgaged Property (including, without limiting the generality of the foregoing, any Prior
Lien) Beneficiary shall be subrogated to all rights, interests and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record; provided, however, that the terms and provisions hereof
                    -----------------
shall govern the rights and remedies of Beneficiary and, to the extent permitted by law without impairing any of Beneficiary's rights of subrogation, shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Beneficiary is subrogated hereunder.

     8.11 Payment in Full. If the said Grantor shall pay and perform all of the
          ---------------
Obligations promptly when due, and shall pay such sums as shall be necessary to discharge taxes and maintain insurance and perform repairs and the costs, fees and expenses of making, enforcing and executing this trust, when they shall severally be due and payable, and shall comply with all of the covenants, terms and conditions of the Reimbursement Agreement, and this Deed of Trust, and any other instrument which also now or hereafter secures the Obligations secured hereby, then this conveyance shall become void, the Trustees shall reconvey by quitclaim the Mortgaged Property herein described at the expense of the Grantor, and the Beneficiary shall execute and deliver to Grantor, at Grantor's request, such documents as may be necessary to evidence the termination of the security interests and assignments herein granted.

     8.12  No Partnership.  Nothing contained in this Deed of Trust is intended
           --------------
to create any partnership, joint venture or association between Grantor and Beneficiary, or in any way make Beneficiary a co-principal with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

     8.13  Headings, Use of Terms.  The article, paragraph and subparagraph
           ----------------------
headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such articles, paragraphs or subparagraphs. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The term "Grantor" shall include in their individual capacities and jointly all parties hereinabove named a Grantor. The term "Beneficiary" shall include any lawful owner, holder, pledgee, or assignee of any of the Obligations. The duties, covenants, conditions, obligations, and warranties of Grantor in this

Deed of Trust shall be joint and several obligations of Grantor and each Grantor, if more than one, and each Grantor's heirs, personal representatives, successors and assigns.

     8.14  Severability.  If any provision of this Deed of Trust is held to be
           ------------
illegal, invalid, or unenforceable under present or future laws effective while this Deed of Trust is in effect, the legality, validity and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Deed of Trust a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible. If any of the Obligations shall be unsecured, the unsecured portion of the Obligations shall be completely paid prior to the payment of the secured portion of such Obligations, and all payments made on account of the Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Obligations.

     8.15  Burden and Benefit.  This instrument shall be binding on Grantor, and
           ------------------
Grantor's successors and assigns, and shall inure to the benefit of the Beneficiary and Trustees and their respective successors and assigns.

     8.16  Applicable Law. This Deed of Trust shall be governed by and construed
           --------------
in accordance with the laws of the State of Tennessee.

     8.17  Financial Statements.  At the request of the Beneficiary, Grantor
           --------------------
shall furnish to the Beneficiary, (a) within one hundred twenty (120) days after the end of each fiscal year, financial statements of the Grantor as of the close of such year, and (b) within ninety (90) days after the close of each fiscal year, a detailed operating statement with respect to the Mortgaged Property for the preceding year, reflecting, inter alia, total rents or income
                                             ----- ----
received or gross receipts from operations, together with a profit and loss statement for such year and an occupancy report for the Mortgaged Property. If required by Beneficiary, such statements shall be prepared by a certified public accountant acceptable to Beneficiary; and in any event shall be prepared in accordance with generally accepted accounting principles.

     8.18  Venue of Actions.  It is expressly understood and agreed that no suit
           ----------------
or action shall be commenced by the Grantor, or by any successor, personal representative or assignee of Grantor, with respect to the indebtedness secured hereby with respect to this Deed of Trust, or any of the other Letter of Credit Documents, other than in a state court of competent jurisdiction in and for the County of the State in which the principal place of business of the Bank is situated, or in the United States District Court for the District in which the principal place of business of the Bank is situated, and not elsewhere. Nothing in this paragraph contained shall prohibit Bank from instituting suit in any court of competent jurisdiction for the enforcement of its rights hereunder, in the Reimbursement Agreement, or in any other Letter of Credit Document.

     8.19  Waiver of Right to Trial By Jury. GRANTOR HEREBY EXPRESSLY WAIVES ANY
           --------------------------------
RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS INSTRUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INSTRUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING; AND FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY,

AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT TO THE WAIVER OF TRIAL BY JURY.

     IN WITNESS WHEREOF, Grantor has caused this Indenture to be executed by its duly authorized officers, on this the day and year first above written.

ATTEST:                                MEMPHIS INTERNATIONAL MOTORSPORTS
                                       CORPORATION

/s/ Gemma A. Bannon                    By: /s/ Christopher R. Pook
---------------------------------         ------------------------------

Title: Corporate Secretary             Title: President
      ---------------------------            ---------------------------

STATE OF California
        ---------------
COUNTY OF Los Angeles
         --------------

     Before me, Christopher Allen, a Notary Public in and for the State and County aforesaid, personally appeared Chris Pook and Gemma Bannon, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged themselves to be the President and Secretary, respectively, of MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, the within named bargainor, a corporation, and that they as such President and Secretary, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by the said Chris Pook signing the name of the corporation by himself as such President and by the said Gemma Bannon attesting the same as such Secretary.

     WITNESS my hand and seal at office, on this the 22 day of January, 1998.


                                         /s/ Christopher Allen
                                         --------------------------------
                                         Notary Public
My Commission Expires:
                                         [NOTARY SEAL]
12-25-99
---------------------

                                  EXHIBIT "A"
                                  -----------


                             (Property Description)



                                 [SEE ATTACHED]

                                  EXHIBIT "B"
                                  -----------


          (a) All stoves, ranges, refrigerators, dishwashers, clothes washers, clothes dryers, disposals, all heating, plumbing, lighting, water heating, incinerating, ventilating and air conditioning equipment, swimming pool equipment, shades, awnings, blinds, drapes and draperies, linoleum, rugs and carpeting, all furniture, furnishings, machinery, equipment, and fixtures (whether or not so attached to the realty as to become a part thereof) and all other tangible personal property of every kind and character now or at any time hereafter located in or on the buildings and improvements on the property described in EXHIBIT "A" attached hereto, together with all substitutions, additions, and accessions to any and all of the foregoing, and exchanges and replacements of any and all of the foregoing;

          (b) All rents, incomes, profits, revenues, royalties, bonuses, rights, accounts, contract rights, general intangibles, and benefits under any and all leases or tenancies now existing or hereafter created of the real property described in EXHIBIT "A," any improvements thereon, or any part thereof;

          (c) All leases and subleases covering the property described in EXHIBIT "A" or any portion thereof now or hereafter existing or entered into, and all rights and interests thereunder, including, without limitation, all cash or security deposits, advance rentals, guarantees and deposits of similar nature;

          (d) All judgments, awards of damages, and settlements hereafter made as a result of or in lieu of any taking of said real property and improvements, or any part thereof or interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to said real property or the improvements thereon or any part thereof or interest therein, including any award for change of grade of streets;

          (e) All proceeds of hazard or other insurance policies maintained with respect to any collateral described in subparagraph (a) above or with respect to the improvements now or hereafter located on said real property (whether or not First Tennessee Bank National Association is loss payee thereof);

          (f) All proceeds of any and all of the foregoing collateral. Although proceeds are covered, First Tennessee Bank National Association does not authorize the sale or other transfer of any of the collateral or the transfer of any interest in the collateral;

in each case, whether now owned or hereafter acquired by Grantor (Debtor) and howsoever the interest of Grantor (Debtor) therein may arise or appear (whether by ownership, lease, security interest, claim, or otherwise).

        NAME OF RECORD OWNER OF REAL PROPERTY DESCRIBED IN EXHIBIT "A":

                 MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION


                                      B-1